SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By: /s/ John M. Zerr
              ----------------------------
              Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By: /s/ John M. Zerr
              ------------------------------
              Title: Senior  Vice  President
                                                              as of June 6, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                          CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF                  EXPIRATION
FUND                                       VOLUNTARY      LIMITATION        CURRENT LIMIT                       DATE
---------------------------------------  ------------     -----------    --------------------            ------------------
Invesco California Tax-Free Income Fund*
    Class A Shares
    Class B Shares                       Contractual        0.85%        February 12, 2010               June 30, 2012
    Class C Shares                       Contractual        1.35%        February 12, 2010               June 30, 2012
    Class Y Shares                       Contractual        1.35%        February 12, 2010               June 30, 2012
                                         Contractual        0.60%        February 12, 2010               June 30, 2012
Invesco Core Plus Bond Fund
    Class A Shares                       Contractual        0.75%        June 6, 2011                    June 30, 2013
    Class B Shares                       Contractual        1.50%        June 6, 2011                    June 30, 2013
    Class C Shares                       Contractual        1.50%        June 6, 2011                    June 30, 2013
    Class R Shares                       Contractual        1.00%        June 6, 2011                    June 30, 2013
    Class Y Shares                       Contractual        0.50%        June 6, 2011                    June 30, 2013
    Institutional Class Shares           Contractual        0.50%        June 6, 2011                    June 30, 2013

Invesco Dividend Growth Securities Fund*
    Class A Shares                       Contractual        0.95%        February 12, 2010               June 30, 2012
    Class B Shares                       Contractual        1.70%        February 12, 2010               June 30, 2012
    Class C Shares                       Contractual        1.70%        February 12, 2010               June 30, 2012
    Class Y Shares                       Contractual        0.70%        February 12, 2010               June 30, 2012

Invesco Equally-Weighted S&P 500 Fund*
    Class A Shares                       Contractual        0.75%        February 12, 2010               June 30, 2012
    Class B Shares                       Contractual        1.50%        February 12, 2010               June 30, 2012
    Class C Shares                       Contractual        1.50%        February 12, 2010               June 30, 2012
    Class R Shares                       Contractual        1.00%        February 12, 2010               June 30, 2012
    Class Y Shares                       Contractual        0.50%        February 12, 2010               June 30, 2012

Invesco Floating Rate Fund
    Class A Shares                       Contractual        1.50%        April 14, 2006                  December 31, 2011
    Class C Shares                       Contractual        2.00%        April 14, 2006                  December 31, 2011
    Class R Shares                       Contractual        1.75%        April 14, 2006                  December 31, 2011
    Class Y Shares                       Contractual        1.25%        October 3, 2008                 December 31, 2011
    Institutional Class Shares           Contractual        1.25%        April 14, 2006                  December 31, 2011

Invesco S&P 500 Index Fund*
    Class A Shares                       Contractual        0.65%        February 12, 2010               June 30, 2012
    Class B Shares                       Contractual        1.40%        February 12, 2010               June 30, 2012
    Class C Shares                       Contractual        1.40%        February 12, 2010               June 30, 2012
    Class Y Shares                       Contractual        0.40%        February 12, 2010               June 30, 2012

Invesco Select Real Estate Income Fund
    Class A Shares                       Contractual        2.00%        July 1, 2009                    December 31, 2011
    Class B Shares                       Contractual        2.75%        July 1, 2009                    December 31, 2011
    Class C Shares                       Contractual        2.75%        July 1, 2009                    December 31, 2011
    Class Y Shares                       Contractual        1.75%        July 1, 2009                    December 31, 2011
    Institutional Class Shares           Contractual        1.75%        July 1, 2009                    December 31, 2011

Invesco Structured Core Fund
    Class A Shares                       Contractual        1.00%        July 1, 2009                    June 30, 2012
    Class B Shares                       Contractual        1.75%        July 1, 2009                    June 30, 2012
    Class C Shares                       Contractual        1.75%        July 1, 2009                    June 30, 2012
    Class R Shares                       Contractual        1.25%        July 1, 2009                    June 30, 2012
    Class Y Shares                       Contractual        0.75%        July 1, 2009                    June 30, 2012
   Investor Class Shares                 Contractual        1.00%        July 1, 2009                    June 30, 2012
   Institutional Class Shares            Contractual        0.75%        July 1, 2009                    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                          CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF            EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION      CURRENT LIMIT                  DATE
------------------------------------------------------    -----------      -----------    ------------------          --------------
Invesco Van Kampen American Franchise Fund(*)
    Class A Shares                                        Contractual      1.05%          May 23, 2011                June 30, 2013
    Class B Shares                                        Contractual      1.22%(9)       May 23, 2011                June 30, 2013
    Class C Shares                                        Contractual      1.80%          May 23, 2011                June 30, 2013
    Class R Shares                                        Contractual      1.30%          May 23, 2011                June 30, 2013
    Class Y Shares                                        Contractual      0.80%          May 23, 2011                June 30, 2013
    Institutional Class Shares                            Contractual      0.80%          May 23, 2011                June 30, 2013

Invesco Van Kampen Equity and Income Fund(*)
    Class A Shares                                        Contractual      0.82%          February 12, 2010           June 30, 2012
    Class B Shares                                        Contractual      0.95%(9)       February 12, 2010           June 30, 2012
    Class C Shares                                        Contractual      1.57%          February 12, 2010           June 30, 2012
    Class R Shares                                        Contractual      1.07%          February 12, 2010           June 30, 2012
    Class Y Shares                                        Contractual      0.57%          February 12, 2010           June 30, 2012
    Institutional Class Shares                            Contractual      0.57%          February 12, 2010           June 30, 2012

Invesco Van Kampen Growth and Income Fund(*)
    Class A Shares                                        Contractual      0.88%          February 12, 2010           June 30, 2012
    Class B Shares                                        Contractual      1.63%          February 12, 2010           June 30, 2012
    Class C Shares                                        Contractual      1.63%          February 12, 2010           June 30, 2012
    Class R Shares                                        Contractual      1.13%          February 12, 2010           June 30, 2012
    Class Y Shares                                        Contractual      0.63%          February 12, 2010           June 30, 2012
    Institutional Class Shares                            Contractual      0.63%          February 12, 2010           June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free Income Fund(*)
    Class A Shares                                        Contractual      1.13%          February 12, 2010           June 30, 2012
    Class B Shares                                        Contractual      1.88%          February 12, 2010           June 30, 2012
    Class C Shares                                        Contractual      1.88%          February 12, 2010           June 30, 2012
    Class Y Shares                                        Contractual      0.88%          February 12, 2010           June 30, 2012

Invesco Van Kampen Small Cap Growth Fund(*)
    Class A Shares                                        Contractual      1.38%          February 12, 2010           June 30, 2012
    Class B Shares                                        Contractual      2.13%          February 12, 2010           June 30, 2012
    Class C Shares                                        Contractual      2.13%          February 12, 2010           June 30, 2012
    Class Y Shares                                        Contractual      1.13%          February 12, 2010           June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/       EXPENSE      EFFECTIVE DATE OF          EXPIRATION
FUND                                      VOLUNTARY       LIMITATION       CURRENT LIMIT               DATE
--------------------------------        ------------      ----------     ------------------      -----------------
Invesco Capital Development Fund
      Class A Shares                    Contractual        2.00%         July 1, 2009            February 28, 2012
      Class B Shares                    Contractual        2.75%         July 1, 2009            February 28, 2012
      Class C Shares                    Contractual        2.75%         July 1, 2009            February 28, 2012
      Class R Shares                    Contractual        2.25%         July 1, 2009            February 28, 2012
      Class Y Shares                    Contractual        1.75%         July 1, 2009            February 28, 2012
      Investor Class Shares             Contractual        2.00%         July 1, 2009            February 28, 2012
      Institutional Class Shares        Contractual        1.75%         July 1, 2009            February 28, 2012

Invesco Charter Fund
      Class A Shares                    Contractual        2.00%         July 1, 2009            June 30, 2012
      Class B Shares                    Contractual        2.75%         July 1, 2009            June 30, 2012
      Class C Shares                    Contractual        2.75%         July 1, 2009            June 30, 2012
      Class R Shares                    Contractual        2.25%         July 1, 2009            June 30, 2012
      Class S Shares                    Contractual        1.90%         September 25, 2009      June 30, 2012
      Class Y Shares                    Contractual        1.75%         July 1, 2009            June 30, 2012
      Institutional Class Shares        Contractual        1.75%         July 1, 2009            June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                         CONTRACTUAL/        EXPENSE      EFFECTIVE DATE OF                 EXPIRATION
FUND                                      VOLUNTARY         LIMITATION      CURRENT LIMIT                      DATE
--------------------------------        -----------        ----------    -------------------             ------------------
Invesco Constellation Fund
      Class A Shares                    Contractual        2.00%         July 1, 2009                    February 28, 2012
      Class B Shares                    Contractual        2.75%         July 1, 2009                    February 28, 2012
      Class C Shares                    Contractual        2.75%         July 1, 2009                    February 28, 2012
      Class R Shares                    Contractual        2.25%         July 1, 2009                    February 28, 2012
      Class Y Shares                    Contractual        1.75%         July 1, 2009                    February 28, 2012
      Institutional Class Shares        Contractual        1.75%         July 1, 2009                    February 28, 2012

Invesco Disciplined Equity Fund
      Class Y Shares                    Contractual        1.75%         July 14, 2009                   February 28, 2012

Invesco Diversified Dividend Fund
      Class A Shares                    Contractual        1.00%         May 23, 2011                    June 30, 2012
      Class B Shares                    Contractual        1.75%         May 23, 2011                    June 30, 2012
      Class C Shares                    Contractual        1.75%         May 23, 2011                    June 30, 2012
      Class R Shares                    Contractual        1.25%         May 23, 2011                    June 30, 2012
      Class Y Shares                    Contractual        0.75%         May 23, 2011                    June 30, 2012
      Investor Class Shares             Contractual        1.00%         May 23, 2011                    June 30, 2012
      Institutional Class Shares        Contractual        0.75%         May 23, 2011                    June 30, 2012
Invesco Summit Fund
      Class A Shares                    Contractual        2.00%         July 1, 2009                    February 28, 2012
      Class B Shares                    Contractual        2.75%         July 1, 2009                    February 28, 2012
      Class C Shares                    Contractual        2.75%         July 1, 2009                    February 28, 2012
      Class P Shares                    Contractual        1.85%         July 1, 2009                    February 28, 2012
      Class S Shares                    Contractual        1.90%         September 25, 2009              February 28, 2012
      Class Y Shares                    Contractual        1.75%         July 1, 2009                    February 28, 2012
      Institutional Class Shares        Contractual        1.75%         July 1, 2009                    February 28, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF                EXPIRATION
FUND                                       VOLUNTARY        LIMITATION       CURRENT LIMIT                     DATE
------------------------------------     -----------        ----------    -------------------             --------------
Invesco European Small Company Fund
      Class A Shares                     Contractual        2.25%         July 1, 2009                    April 30, 2012
      Class B Shares                     Contractual        3.00%         July 1, 2009                    April 30, 2012
      Class C Shares                     Contractual        3.00%         July 1, 2009                    April 30, 2012
      Class Y Shares                     Contractual        2.00%         July 1, 2009                    April 30, 2012

Invesco Global Core Equity Fund
      Class A Shares                     Contractual        1.25%         May 23, 2011                    June 30, 2013
      Class B Shares                     Contractual        1.52%(9)      May 23, 2011                    June 30, 2013
      Class C Shares                     Contractual        2.00%         May 23, 2011                    June 30, 2013
      Class R Shares                     Contractual        1.50%         May 23, 2011                    June 30, 2013
      Class Y Shares                     Contractual        1.00%         May 23, 2011                    June 30, 2013
      Institutional Class Shares         Contractual        1.00%         May 23, 2011                    June 30, 2013

Invesco International Small Company Fund
      Class A Shares                     Contractual        2.25%         July 1, 2009                    April 30, 2012
      Class B Shares                     Contractual        3.00%         July 1, 2009                    April 30, 2012
      Class C Shares                     Contractual        3.00%         July 1, 2009                    April 30, 2012
      Class Y Shares                     Contractual        2.00%         July 1, 2009                    April 30, 2012
 Institutional Class Shares              Contractual        2.00%         July 1, 2009                    April 30, 2012

Invesco Small Cap Equity Fund
      Class A Shares                     Contractual        2.00%         July 1, 2009                    April 30, 2012
      Class B Shares                     Contractual        2.75%         July 1, 2009                    April 30, 2012
      Class C Shares                     Contractual        2.75%         July 1, 2009                    April 30, 2012
      Class R Shares                     Contractual        2.25%         July 1, 2009                    April 30, 2012
      Class Y Shares                     Contractual        1.75%         July 1, 2009                    April 30, 2012
      Institutional Class Shares         Contractual        1.75%         July 1, 2009                    April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                           CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF                 EXPIRATION
FUND                                       VOLUNTARY         LIMITATION       CURRENT LIMIT                     DATE
---------------------                     -----------        ----------    ------------------              --------------
Invesco Balanced-Risk Retirement 2020 Fund(4)
      Class A Shares                        Contractual        0.25%         November 4, 2009                April 30, 2012
      Class A5 Share                        Contractual        0.25%         February 12, 2010               April 30, 2012
      Class B Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C5 Share                        Contractual        1.00%         February 12, 2010               April 30, 2012
      Class R Shares                        Contractual        0.50%         November 4, 2009                April 30, 2012
      Class R5 Share                        Contractual        0.50%         February 12, 2010               April 30, 2012
      Class Y Shares                        Contractual        0.00%         November 4, 2009                April 30, 2012
      Institutional Class Shares            Contractual        0.00%         November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund(5)
      Class A Shares                        Contractual        0.25%         November 4, 2009                April 30, 2012
      Class A5 Shares                       Contractual        0.25%         February 12, 2010               April 30, 2012
      Class B Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C5 Shares                       Contractual        1.00%         February 12, 2010               April 30, 2012
      Class R Shares                        Contractual        0.50%         November 4, 2009                April 30, 2012
      Class R5 Shares                       Contractual        0.50%         February 12, 2010               April 30, 2012
      Class Y Shares                        Contractual        0.00%         November 4, 2009                April 30, 2012
      Institutional Class Shares            Contractual        0.00%         November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund(6)
      Class A Shares                        Contractual        0.25%         November 4, 2009                April 30, 2012
      Class A5 Shares                       Contractual        0.25%         February 12, 2010               April 30, 2012
      Class B Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C5 Shares                       Contractual        1.00%         February 12, 2010               April 30, 2012
      Class R Shares                        Contractual        0.50%         November 4, 2009                April 30, 2012
      Class R5 Shares                       Contractual        0.50%         February 12, 2010               April 30, 2012
      Class Y Shares                        Contractual        0.00%         November 4, 2009                April 30, 2012
      Institutional Class Shares            Contractual        0.00%         November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement 2050 Fund(8)
      Class A Shares                        Contractual        0.25%         November 4, 2009                April 30, 2012
      Class A5 Shares                       Contractual        0.25%         February 12, 2010               April 30, 2012
      Class B Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C Shares                        Contractual        1.00%         November 4, 2009                April 30, 2012
      Class C5 Shares                       Contractual        1.00%         February 12, 2010               April 30, 2012
      Class R Shares                        Contractual        0.50%         November 4, 2009                April 30, 2012
      Class R5 Shares                       Contractual        0.50%         February 12, 2010               April 30, 2012
      Class Y Shares                        Contractual        0.00%         November 4, 2009                April 30, 2012
      Institutional Class Shares            Contractual        0.00%         November 4, 2009                April 30, 2012


Invesco Balanced-Risk Retirement Now Fund(2)
      Class A Shares                        Contractual        0.25%         November 4, 2009                June 30, 2012
      Class A5 Shares                       Contractual        0.25%         February 12, 2010               June 30, 2012
      Class B Shares                        Contractual        1.00%         November 4, 2009                June 30, 2012
      Class C Shares                        Contractual        1.00%         November 4, 2009                June 30, 2012
      Class C5 Shares                       Contractual        1.00%         February 12, 2010               June 30, 2012
      Class R Shares                        Contractual        0.50%         November 4, 2009                June 30, 2012
      Class R5 Shares                       Contractual        0.50%         February 12, 2010               June 30, 2012
      Class Y Shares                        Contractual        0.00%         November 4, 2009                June 30, 2012
      Institutional Class Shares            Contractual        0.00%         November 4, 2009                June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                CONTRACTUAL/       EXPENSE            EFFECTIVE DATE OF                 EXPIRATION
FUND                                            VOLUNTARY         LIMITATION           CURRENT LIMIT                      DATE
---------------------                          -----------        ----------         ------------------              --------------
Invesco Convertible Securities Fund*
    Class A Shares                              Contractual       1.11%              May 23, 2011                    June 30, 2012
    Class B Shares                              Contractual       1.86%              May 23, 2011                    June 30, 2012
    Class C Shares                              Contractual       1.86%              May 23, 2011                    June 30, 2012
    Class Y Shares                              Contractual       0.86%              May 23, 2011                    June 30, 2012
    Institutional Class Shares                  Contractual       0.86%              May 23, 2011                    June 30, 2012

Invesco Global Equity Fund
    Class A Shares                              Contractual       2.25%              July 1, 2009                    April 30, 2012
    Class B Shares                              Contractual       3.00%              July 1, 2009                    April 30, 2012
    Class C Shares                              Contractual       3.00%              July 1, 2009                    April 30, 2012
    Class R Shares                              Contractual       2.50%              July 1, 2009                    April 30, 2012
    Class Y Shares                              Contractual       2.00%              July 1, 2009                    April 30, 2012
    Institutional Class Shares                  Contractual       2.00%              July 1, 2009                    April 30, 2012

Invesco Growth Allocation Fund
    Class A Shares                              Contractual       0.37%              June 6, 2011                    June 30, 2012
    Class B Shares                              Contractual       1.12%              June 6, 2011                    June 30, 2012
    Class C Shares                              Contractual       1.12%              June 6, 2011                    June 30, 2012
    Class R Shares                              Contractual       0.62%              June 6, 2011                    June 30, 2012
    Class S Shares                              Contractual       0.27%              June 6, 2011                    June 30, 2012
    Class Y Shares                              Contractual       0.12%              June 6, 2011                    June 30, 2012
    Institutional Class Shares                  Contractual       0.12%              June 6, 2011                    June 30, 2012

Invesco Income Allocation Fund
    Class A Shares                              Contractual       0.28%              July 1, 2009                    April 30, 2012
    Class B Shares                              Contractual       1.03%              July 1, 2009                    April 30, 2012
    Class C Shares                              Contractual       1.03%              July 1, 2009                    April 30, 2012
    Class R Shares                              Contractual       0.53%              July 1, 2009                    April 30, 2012
    Class Y Shares                              Contractual       0.03%              July 1, 2009                    April 30, 2012
    Institutional Class Shares                  Contractual       0.03%              July 1, 2009                    April 30, 2012

Invesco International Allocation Fund
    Class A Shares                              Contractual       0.43%              July 1, 2009                    April 30, 2012
    Class B Shares                              Contractual       1.18%              July 1, 2009                    April 30, 2012
    Class C Shares                              Contractual       1.18%              July 1, 2009                    April 30, 2012
    Class R Shares                              Contractual       0.68%              July 1, 2009                    April 30, 2012
    Class Y Shares                              Contractual       0.18%              July 1, 2009                    April 30, 2012
    Institutional Class Shares                  Contractual       0.18%              July 1, 2009                    April 30, 2012

Invesco Mid Cap Core Equity Fund
    Class A Shares                              Contractual       2.00%              July 1, 2009                    April 30, 2012
    Class B Shares                              Contractual       2.75%              July 1, 2009                    April 30, 2012
    Class C Shares                              Contractual       2.75%              July 1, 2009                    April 30, 2012
    Class R Shares                              Contractual       2.25%              July 1, 2009                    April 30, 2012
    Class Y Shares                              Contractual       1.75%              July 1, 2009                    April 30, 2012
    Institutional Class Shares                  Contractual       1.75%              July 1, 2009                    April 30, 2012

Invesco Moderate Allocation Fund
    Class A Shares                              Contractual       0.37%              July 1, 2009                    June 30, 2012
    Class B Shares                              Contractual       1.12%              July 1, 2009                    June 30, 2012
    Class C Shares                              Contractual       1.12%              July 1, 2009                    June 30, 2012
    Class R Shares                              Contractual       0.62%              July 1, 2009                    June 30, 2012
    Class S Shares                              Contractual       0.27%              September 25, 2009              June 30, 2012
    Class Y Shares                              Contractual       0.12%              July 1, 2009                    June 30, 2012
    Institutional Class Shares                  Contractual       0.12%              July 1, 2009                    June 30, 2012

Invesco Moderately Conservative Allocation Fund
    Class A Shares
    Class B Shares                              Contractual       0.39%              July 1, 2009                    June 30, 2012
    Class C Shares                              Contractual       1.14%              July 1, 2009                    June 30, 2012
    Class R Shares                              Contractual       1.14%              July 1, 2009                    June 30, 2012
    Class S Shares                              Contractual       0.64%              July 1, 2009                    June 30, 2012
    Class Y Shares                              Contractual       0.29%              June 6, 2011                    June 30, 2012
    Institutional Class Shares                  Contractual       0.14%              July 1, 2009                    June 30, 2012
                                                Contractual       0.14%              July 1, 2009                    June 30, 2012

See page 14 for footnotes to Exhibit A
                                                              as of June 6, 2011

                                                CONTRACTUAL/       EXPENSE             EFFECTIVE DATE OF               EXPIRATION
FUND                                            VOLUNTARY         LIMITATION             CURRENT LIMIT                    DATE
----------------------------------------       -----------        ----------           -----------------             --------------
Invesco Small Cap Growth Fund
    Class A Shares                              Contractual        2.00%               July 1, 2009                   April 30, 2012
    Class B Shares                              Contractual        2.75%               July 1, 2009                   April 30, 2012
    Class C Shares                              Contractual        2.75%               July 1, 2009                   April 30, 2012
    Class R Shares                              Contractual        2.25%               July 1, 2009                   April 30, 2012
    Class Y Shares                              Contractual        1.75%               July 1, 2009                   April 30, 2012
    Investor Class Shares                       Contractual        2.00%               July 1, 2009                   April 30, 2012
    Institutional Class Shares                  Contractual        1.75%               July 1, 2009                   April 30, 2012

Invesco Van Kampen Leaders Fund*
    Class A Shares                              Contractual        0.50%               February 12, 2010               June 30, 2012
    Class B Shares                              Contractual        1.25%               February 12, 2010               June 30, 2012
    Class C Shares                              Contractual        1.25%               February 12, 2010               June 30, 2012
    Class Y Shares                              Contractual        0.25%               February 12, 2010               June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund*
    Class A Shares                              Contractual        0.96%               February 12, 2010               June 30, 2012
    Class B Shares                              Contractual        1.71%               February 12, 2010               June 30, 2012
    Class C Shares                              Contractual        1.71%               February 12, 2010               June 30, 2012
    Class Y Shares                              Contractual        0.71%               February 12, 2010               June 30, 2012
    Institutional Class Shares                  Contractual        0.71%               February 12, 2010               June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                CONTRACTUAL/       EXPENSE            EFFECTIVE DATE OF                EXPIRATION
FUND                                             VOLUNTARY        LIMITATION           CURRENT LIMIT                      DATE
----------------------------------------       -----------        ----------         ------------------            -----------------
Invesco Asia Pacific Growth Fund
    Class A Shares                              Contractual        2.25%             July 1, 2009                  February 28, 2012
    Class B Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class C Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class Y Shares                              Contractual        2.00%             July 1, 2009                  February 28, 2012

Invesco European Growth Fund
    Class A Shares                              Contractual        2.25%             July 1, 2009                  February 28, 2012
    Class B Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class C Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class R Shares                              Contractual        2.50%             July 1, 2009                  February 28, 2012
    Class Y Shares                              Contractual        2.00%             July 1, 2009                  February 28, 2012
    Investor Class Shares                       Contractual        2.25%             July 1, 2009                  February 28, 2012

Invesco Global Growth Fund
    Class A Shares                              Contractual        2.25%             May 23, 2011                  February 28, 2012
    Class B Shares                              Contractual        3.00%             May 23, 2011                  February 28, 2012
    Class C Shares                              Contractual        3.00%             May 23, 2011                  February 28, 2012
    Class Y Shares                              Contractual        2.00%             May 23, 2011                  February 28, 2012
    Institutional Class Shares                  Contractual        2.00%             May 23, 2011                  February 28, 2012

Invesco Global Small & Mid Cap Growth Fund
    Class A Shares                              Contractual        2.25%             July 1, 2009                  February 28, 2012
    Class B Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class C Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class Y Shares                              Contractual        2.00%             July 1, 2009                  February 28, 2012
    Institutional Class Shares                  Contractual        2.00%             July 1, 2009                  February 28, 2012

Invesco International Core Equity Fund
    Class A Shares                              Contractual        2.25%             July 1, 2009                  February 28, 2012
    Class B Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class C Shares                              Contractual        3.00%             July 1, 2009                  February 28, 2012
    Class R Shares                              Contractual        2.50%             July 1, 2009                  February 28, 2012
    Class Y Shares                              Contractual        2.00%             July 1, 2009                  February 28, 2012
    Investor Class Shares                       Contractual        2.25%             July 1, 2009                  February 28, 2012
    Institutional Class Shares                  Contractual        2.00%             July 1, 2009                  February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                CONTRACTUAL/       EXPENSE            EFFECTIVE DATE OF                 EXPIRATION
FUND                                             VOLUNTARY        LIMITATION            CURRENT LIMIT                     DATE
----------------------------------             -----------        ----------         ------------------              --------------
Invesco International Growth Fund
    Class A Shares                              Contractual        1.40%             May 23, 2011                    June 30, 2013
    Class B Shares                              Contractual        2.15%             May 23, 2011                    June 30, 2013
    Class C Shares                              Contractual        2.15%             May 23, 2011                    June 30, 2013
    Class R Shares                              Contractual        1.65%             May 23, 2011                    June 30, 2013
    Class Y Shares                              Contractual        1.15%             May 23, 2011                    June 30, 2013
    Institutional Class Shares                  Contractual        1.15%             May 23, 2011                    June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/         EXPENSE      EFFECTIVE DATE OF               EXPIRATION
FUND                                               VOLUNTARY         LIMITATION       CURRENT LIMIT                    DATE
------------------------------------------------  -----------        ----------    -------------------           -----------------
Invesco Balanced-Risk Allocation Fund(8)
    Class A Shares                                Contractual        1.04%         November 4, 2009              February 28, 2012
    Class B Shares                                Contractual        1.79%         November 4, 2009              February 28, 2012
    Class C Shares                                Contractual        1.79%         November 4, 2009              February 28, 2012
    Class R Shares                                Contractual        1.29%         November 4, 2009              February 28, 2012
    Class Y Shares                                Contractual        0.79%         November 4, 2009              February 28, 2012
    Institutional Class Shares                    Contractual        0.79%         November 4, 2009              February 28, 2012

Invesco Balanced-Risk Commodity Strategy Fund(11)
    Class A Shares                                Contractual        1.22%         November 29, 2010             February 28, 2012
    Class B Shares                                Contractual        1.97%         November 29, 2010             February 28, 2012
    Class C Shares                                Contractual        1.97%         November 29, 2010             February 28, 2012
    Class R Shares                                Contractual        1.47%         November 29, 2010             February 28, 2012
    Class Y Shares                                Contractual        0.97%         November 29, 2010             February 28, 2012
    Institutional Class Shares                    Contractual        0.97%         November 29, 2010             February 28, 2012

Invesco China Fund
    Class A Shares                                Contractual        2.25%         July 1, 2009                  February 28, 2012
    Class B Shares                                Contractual        3.00%         July 1, 2009                  February 28, 2012
    Class C Shares                                Contractual        3.00%         July 1, 2009                  February 28, 2012
    Class Y Shares                                Contractual        2.00%         July 1, 2009                  February 28, 2012
    Institutional Class Shares                    Contractual        2.00%         July 1, 2009                  February 28, 2012

Invesco Commodities Strategy Fund(12)
    Class A Shares                                Contractual        1.25%         February 12, 2010             June 30, 2012
    Class B Shares                                Contractual        2.00%         February 12, 2010             June 30, 2012
    Class C Shares                                Contractual        2.00%         February 12, 2010             June 30, 2012
    Class R Shares                                Contractual        1.50%         February 12, 2010             June 30, 2012
    Class Y Shares                                Contractual        1.00%         February 12, 2010             June 30, 2012
    Institutional Class Shares                    Contractual        1.00%         February 12, 2010             June 30, 2012

Invesco Developing Markets Fund
    Class A Shares                                Contractual        2.10%         May 23, 2011                  June 30, 2012
    Class B Shares                                Contractual        2.85%         May 23, 2011                  June 30, 2012
    Class C Shares                                Contractual        2.85%         May 23, 2011                  June 30, 2012
    Class Y Shares                                Contractual        1.85%         May 23, 2011                  June 30, 2012
    Institutional Class Shares                    Contractual        1.85%         May 23, 2011                  June 30, 2012

Invesco Emerging Markets Equity Fund
    Class A Shares                                Contractual        1.85%         May 11, 2011                  June 30, 2012
    Class C Shares                                Contractual        2.60%         May 11, 2011                  June 30, 2012
    Class R Shares                                Contractual        2.10%         May 11, 2011                  June 30, 2012
    Class Y Shares                                Contractual        1.60%         May 11, 2011                  June 30, 2012
    Institutional Class Shares                    Contractual        1.60%         May 11, 2011                  June 30, 2012

Invesco Emerging Market Local Currency Debt Fund
    Class A Shares                                Contractual        1.24%         June 14, 2010                 February 28, 2012
    Class B Shares                                Contractual        1.99%         June 14, 2010                 February 28, 2012
    Class C Shares                                Contractual        1.99%         June 14, 2010                 February 28, 2012
    Class R Shares                                Contractual        1.49%         June 14, 2010                 February 28, 2012
    Class Y Shares                                Contractual        0.99%         June 14, 2010                 February 28, 2012
    Institutional Class Shares                    Contractual        0.99%         June 14, 2010                 February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                          CONTRACTUAL/           EXPENSE       EFFECTIVE DATE OF            EXPIRATION
FUND                                       VOLUNTARY           LIMITATION        CURRENT LIMIT                 DATE
------------------------------------      -----------          -----------     -----------------         ------------------
Invesco Endeavor Fund
   Class A Shares                         Contractual          2.00%           July 1, 2009              February 28, 2012
   Class B Shares                         Contractual          2.75%           July 1, 2009              February 28, 2012
   Class C Shares                         Contractual          2.75%           July 1, 2009              February 28, 2012
   Class R Shares                         Contractual          2.25%           July 1, 2009              February 28, 2012
   Class Y Shares                         Contractual          1.75%           July 1, 2009              February 28, 2012
   Institutional Class Shares             Contractual          1.75%           July 1, 2009              February 28, 2012

Invesco Global Advantage Fund*
   Class A Shares                         Contractual          1.41%           February 12, 2010         June 30, 2012
   Class B Shares                         Contractual          2.16%           February 12, 2010         June 30, 2012
   Class C Shares                         Contractual          2.16%           February 12, 2010         June 30, 2012
   Class Y Shares                         Contractual          1.16%           February 12, 2010         June 30, 2012

Invesco Global Health Care Fund
   Class A Shares                         Contractual          1.65%           May 23, 2011              June 30, 2012
   Class B Shares                         Contractual          2.40%           May 23, 2011              June 30, 2012
   Class C Shares                         Contractual          2.40%           May 23, 2011              June 30, 2012
   Class Y Shares                         Contractual          1.40%           May 23, 2011              June 30, 2012
 Investor Class Shares                    Contractual          1.65%           May 23, 2011              June 30, 2012

Invesco International
Total Return Fund
   Class A Shares                         Contractual          1.10%           March 31, 2006            February 28, 2012
   Class B Shares                         Contractual          1.85%           March 31, 2006            February 28, 2012
   Class C Shares                         Contractual          1.85%           March 31, 2006            February 28, 2012
   Class Y Shares                         Contractual          0.85%           October 3, 2008           February 28, 2012
   Institutional Class Shares             Contractual          0.85%           March 31, 2006            February 28, 2012


Invesco Pacific Growth Fund*
   Class A Shares                         Contractual          1.88%           February 12, 2010         June 30, 2012
   Class B Shares                         Contractual          2.63%           February 12, 2010         June 30, 2012
   Class C Shares                         Contractual          2.63%           February 12, 2010         June 30, 2012
   Class R Shares                         Contractual          2.13%           February 12, 2010         June 30, 2012
   Class Y Shares                         Contractual          1.63%           February 12, 2010         June 30, 2012
   Institutional Class Shares             Contractual          1.63%           May 23, 2011              June 30, 2012

Invesco Small Companies Fund
   Class A Shares                         Contractual          2.00%           July 1, 2009              February 28, 2012
   Class B Shares                         Contractual          2.75%           July 1, 2009              February 28, 2012
   Class C Shares                         Contractual          2.75%           July 1, 2009              February 28, 2012
   Class R Shares                         Contractual          2.25%           July 1, 2009              February 28, 2012
   Class Y Shares                         Contractual          1.75%           July 1, 2009              February 28, 2012
   Institutional Class Shares             Contractual          1.75%           July 1, 2009              February 28, 2012

Invesco Van Kampen Global Tactical
Asset Allocation Fund*
   Class A Shares                         Contractual          1.20%           February 12, 2010         June 30, 2012
   Class B Shares                         Contractual          1.95%           February 12, 2010         June 30, 2012
   Class C Shares                         Contractual          1.95%           February 12, 2010         June 30, 2012
   Class R Shares                         Contractual          1.45%           February 12, 2010         June 30, 2012
   Class Y Shares                         Contractual          0.95%           February 12, 2010         June 30, 2012
   Institutional Class Shares             Contractual          0.95%           February 12, 2010         June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                          CONTRACTUAL/           EXPENSE       EFFECTIVE DATE OF           EXPIRATION
FUND                                       VOLUNTARY           LIMITATION        CURRENT LIMIT                DATE
------------------------------------      -----------          -----------     -----------------         --------------
Invesco Dynamics Fund
   Class A Shares                         Contractual          2.00%           July 1, 2009              June 30, 2011
   Class B Shares                         Contractual          2.75%           July 1, 2009              June 30, 2011
   Class C Shares                         Contractual          2.75%           July 1, 2009              June 30, 2011
   Class R Shares                         Contractual          2.25%           July 1, 2009              June 30, 2011
   Class Y Shares                         Contractual          1.75%           July 1, 2009              June 30, 2011
   Investor Class Shares                  Contractual          2.00%           July 1, 2009              June 30, 2011
   Institutional Class Shares             Contractual          1.75%           July 1, 2009              June 30, 2011

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                          CONTRACTUAL/           EXPENSE       EFFECTIVE DATE OF            EXPIRATION
FUND                                       VOLUNTARY           LIMITATION        CURRENT LIMIT                 DATE
------------------------------------      -----------          -----------     -----------------         ------------------
Invesco Global Real Estate Fund
   Class A Shares                         Contractual          2.00%           July 1, 2009              June 30, 2011
   Class B Shares                         Contractual          2.75%           July 1, 2009              June 30, 2011
   Class C Shares                         Contractual          2.75%           July 1, 2009              June 30, 2011
   Class R Shares                         Contractual          2.25%           July 1, 2009              June 30, 2011
   Class Y Shares                         Contractual          1.75%           July 1, 2009              June 30, 2011
   Institutional Class Shares             Contractual          1.75%           July 1, 2009              June 30, 2011

Invesco High Yield Fund
   Class A Shares                         Contractual          0.89%           June 6, 2011              June 30, 2013
   Class B Shares                         Contractual          1.64%           June 6, 2011              June 30, 2013
   Class C Shares                         Contractual          1.64%           June 6, 2011              June 30, 2013
   Class Y Shares                         Contractual          0.64%           June 6, 2011              June 30, 2013
   Investor Class Shares                  Contractual          0.89%           June 6, 2011              June 30, 2013
   Institutional Class Shares             Contractual          0.64%           June 6, 2011              June 30, 2013

Invesco High Yield Securities Fund*
   Class A Shares                         Contractual          2.13%           February 12, 2010         June 30, 2012
   Class B Shares                         Contractual          2.63%           February 12, 2010         June 30, 2012
   Class C Shares                         Contractual          2.73%           February 12, 2010         June 30, 2012
   Class Y Shares                         Contractual          1.88%           February 12, 2010         June 30, 2012

Invesco Municipal Bond Fund
   Class A Shares                         Contractual          0.57%           March 4, 2009             June 30, 2011
   Class B Shares                         Contractual          1.32%           March 4, 2009             June 30, 2011
   Class C Shares                         Contractual          1.32%           March 4, 2009             June 30, 2011
   Class Y Shares                         Contractual          0.32%           March 4, 2009             June 30, 2011
   Investor Class Shares                  Contractual          0.57%           March 4, 2009             June 30, 2011

Invesco Real Estate Fund
   Class A Shares                         Contractual          1.55%           May 23, 2011              June 30, 2012
   Class B Shares                         Contractual          2.30%           May 23, 2011              June 30, 2012
   Class C Shares                         Contractual          2.30%           May 23, 2011              June 30, 2012
   Class R Shares                         Contractual          1.80%           May 23, 2011              June 30, 2012
   Class Y Shares                         Contractual          1.30%           May 23, 2011              June 30, 2012
   Investor Class Shares                  Contractual          1.55%           May 23, 2011              June 30, 2012
   Institutional Class Shares             Contractual          1.30%           May 23, 2011              June 30, 2012

Invesco Short Term Bond Fund
   Class A Shares                         Contractual          0.56%           June 6, 2011              June 30, 2013
   Class C Shares                         Contractual          0.91%(9)        March 4, 2009             June 30, 2013
   Class R Shares                         Contractual          0.91%           March 4, 2009             June 30, 2013
   Class Y Shares                         Contractual          0.41%           March 4, 2009             June 30, 2013
   Institutional Class Shares             Contractual          0.41%           March 4, 2009             June 30, 2013

Invesco U.S. Government Fund
   Class A Shares                         Contractual          1.03%           June 6, 2011              June 30, 2012
   Class B Shares                         Contractual          1.78%           June 6, 2011              June 30, 2012
   Class C Shares                         Contractual          1.78%           June 6, 2011              June 30, 2012
   Class R Shares                         Contractual          1.28%           June 6, 2011              June 30, 2012
   Class Y Shares                         Contractual          0.78%           June 6, 2011              June 30, 2012
   Investor Class Shares                  Contractual          1.03%           June 6, 2011              June 30, 2012
   Institutional Class Shares             Contractual          0.78%           June 6, 3011              June 30, 2012

Invesco Van Kampen Corporate Bond Fund*
   Class A Shares                         Contractual          0.95%           February 12, 2010         June 30, 2012
   Class B Shares                         Contractual          1.29%(9)        June 6, 2011              June 30, 2012
   Class C Shares                         Contractual          1.65%(9)        June 6, 2011              June 30, 2012
   Class R Shares                         Contractual          1.20%           June 6, 2011              June 30, 2012
   Class Y Shares                         Contractual          0.70%           February 12, 2010         June 30, 2012
   Institutional Class Shares             Contractual          0.70%           February 12, 2010         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION    OF CURRENT LIMIT           DATE
----------------------------------------   ------------   ----------    ----------------    -----------------
Invesco Energy Fund
   Class A Shares                          Contractual        2.00%     July 1, 2009        August 31, 2011
   Class B Shares                          Contractual        2.75%     July 1, 2009        August 31, 2011
   Class C Shares                          Contractual        2.75%     July 1, 2009        August 31, 2011
   Class Y Shares                          Contractual        1.75%     July 1, 2009        August 31, 2011
   Investor Class Shares                   Contractual        2.00%     July 1, 2009        August 31, 2011
   Institutional Class Shares              Contractual        1.75%     July 1, 2009        August 31, 2011

Invesco Gold & Precious Metals Fund
   Class A Shares                          Contractual        2.00%     July 1, 2009        August 31, 2011
   Class B Shares                          Contractual        2.75%     July 1, 2009        August 31, 2011
   Class C Shares                          Contractual        2.75%     July 1, 2009        August 31, 2011
   Class Y Shares                          Contractual        1.75%     July 1, 2009        August 31, 2011
   Investor Class Shares                   Contractual        2.00%     July 1, 2009        August 31, 2011

Invesco Leisure Fund
   Class A Shares                          Contractual        2.00%     July 1, 2009        August 31, 2011
   Class B Shares                          Contractual        2.75%     July 1, 2009        August 31, 2011
   Class C Shares                          Contractual        2.75%     July 1, 2009        August 31, 2011
   Class R Shares                          Contractual        2.25%     July 1, 2009        August 31, 2011
   Class Y Shares                          Contractual        1.75%     July 1, 2009        August 31, 2011
   Investor Class Shares                   Contractual        2.00%     July 1, 2009        August 31, 2011

Invesco Technology Fund
   Class A Shares                          Contractual        1.76%     May 23, 2011        June 30, 2012
   Class B Shares                          Contractual        2.51%     May 23, 2011        June 30, 2012
   Class C Shares                          Contractual        2.51%     May 23, 2011        June 30, 2012
   Class Y Shares                          Contractual        1.51%     May 23, 2011        June 30, 2012
   Investor Class Shares                   Contractual        1.76%     May 23, 2011        June 30, 2012
   Institutional Class Shares              Contractual        1.51%     May 23, 2011        June 30, 2012

Invesco Technology Sector Fund*
   Class A Shares                          Contractual        2.00%     February 12, 2010   June 30, 2012
   Class B Shares                          Contractual        2.75%     February 12, 2010   June 30, 2012
   Class C Shares                          Contractual        2.75%     February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual        1.75%     February 12, 2010   June 30, 2012

Invesco U.S. Mid Cap Value Fund*
   Class A Shares                          Contractual        1.27%     February 12, 2010   June 30, 2012
   Class B Shares                          Contractual        2.02%     February 12, 2010   June 30, 2012
   Class C Shares                          Contractual        2.02%     February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual        1.02%     February 12, 2010   June 30, 2012

Invesco Utilities Fund
   Class A Shares                          Contractual        1.32%     May 23, 2011        June 30, 2013
   Class B Shares                          Contractual        2.07%     May 23, 2011        June 30, 2013
   Class C Shares                          Contractual        2.07%     May 23, 2011        June 30, 2013
   Class Y Shares                          Contractual        1.07%     May 23, 2011        June 30, 2013
   Investor Class Shares                   Contractual        1.32%     May 23, 2011        June 30, 2013
   Institutional Class Shares              Contractual        1.07%     May 23, 2011        June 30, 2013

Invesco Value Fund*
   Class A Shares                          Contractual        1.25%     February 12, 2010   June 30, 2012
   Class B Shares                          Contractual        2.00%     February 12, 2010   June 30, 2012
   Class C Shares                          Contractual        2.00%     February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual        1.00%     February 12, 2010   June 30, 2012

Invesco Van Kampen American Value Fund*
   Class A Shares                          Contractual        1.41%     February 12, 2010   June 30, 2012
   Class B Shares                          Contractual        1.65%(9)  May 23, 2011        June 30, 2012
   Class C Shares                          Contractual        2.16%     February 12, 2010   June 30, 2012
   Class R Shares                          Contractual        1.66%     February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual        1.16%     February 12, 2010   June 30, 2012
   Institutional Class Shares              Contractual        1.16%     February 12, 2010   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION    OF CURRENT LIMIT           DATE
----------------------------------------   ------------   ----------    ----------------    -----------------
Invesco Van Kampen Comstock Fund*
   Class A Shares
   Class B Shares                          Contractual       0.89%      February 12, 2010   June 30, 2012
   Class C Shares                          Contractual       1.64%      February 12, 2010   June 30, 2012
   Class R Shares                          Contractual       1.64%      February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual       1.14%      February 12, 2010   June 30, 2012
   Institutional Class Shares              Contractual       0.64%      February 12, 2010   June 30, 2012
                                           Contractual       0.64%      February 12, 2010   June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund*
   Class A Shares
   Class B Shares                          Contractual       1.40%      February 12, 2010   June 30, 2012
   Class C Shares                          Contractual       2.15%      February 12, 2010   June 30, 2012
   Class R Shares                          Contractual       2.15%      February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual       1.65%      February 12, 2010   June 30, 2012
   Institutional Class Shares              Contractual       1.15%      February 12, 2010   June 30, 2012
                                           Contractual       1.15%      February 12, 2010   June 30, 2012
Invesco Van Kampen Small Cap Value Fund*
   Class A Shares
   Class B Shares                          Contractual       1.03%      May 23, 2011        June 30, 2012
   Class C Shares                          Contractual       1.40%(9)   May 23, 2011        June 30, 2012
   Class Y Shares                          Contractual       1.78%      May 23, 2011        June 30, 2012
                                           Contractual       0.78%      May 23, 2011        June 30, 2012
Van Kampen Value Opportunities Fund*
   Class A Shares
   Class B Shares                          Contractual       1.41%      February 12, 2010   June 30, 2012
   Class C Shares                          Contractual       2.16%      February 12, 2010   June 30, 2012
   Class R Shares                          Contractual       2.16%      February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual       1.66%      May 23, 2011        June 30, 2012
   Institutional Class Shares              Contractual       1.16%      February 12, 2010   June 30, 2012
                                           Contractual       1.16%      May 23, 2011        June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE              EXPIRATION
FUND                                                           VOLUNTARY     LIMITATION    OF CURRENT LIMIT                DATE
------------------------------------------------------------  ------------   ----------    ----------------           --------------
Invesco High Income Municipal Fund
   Class A Shares                                             Voluntary            0.83%   March 4, 2009              N/A(10)
   Class B Shares                                             Voluntary            1.58%   March 4, 2009              N/A(10)
   Class C Shares                                             Voluntary            1.58%   March 4, 2009              N/A(10)
   Class Y Shares                                             Voluntary            0.58%   March 4, 2009              N/A(10)
   Institutional Class Shares                                 Voluntary            0.58%   March 4, 2009              N/A(10)

Invesco Van Kampen High Yield Municipal Fund*
   Class A Shares                                             Contractual          0.87%   February 12, 2010          June 30, 2012
   Class B Shares                                             Contractual          1.62%   February 12, 2010          June 30, 2012
   Class C Shares                                             Contractual          1.62%   February 12, 2010          June 30, 2012
   Class Y Shares                                             Contractual          0.62%   February 12, 2010          June 30, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund*
   Class A Shares                                             Contractual          0.75%   June 6, 2011               June 30, 2013
   Class B Shares                                             Contractual          1.50%   June 6, 2011               June 30, 2013
   Class C Shares                                             Contractual          1.50%   June 6, 2011               June 30, 2013
   Class Y Shares                                             Contractual          0.50%   June 6, 2011               June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                           CONTRACTUAL/     EXPENSE       EFFECTIVE DATE          EXPIRATION
FUND                                        VOLUNTARY     LIMITATION     OF CURRENT LIMIT            DATE
----------------------------------------   ------------   ----------    ------------------   -------------------
Invesco Van Kampen Municipal
Income Fund*
   Class A Shares                          Contractual         0.83%    June 6, 2011         June 30, 2013
   Class B Shares                          Contractual         1.58%    June 6, 2011         June 30, 2013
   Class C Shares                          Contractual         1.58%    June 6, 2011         June 30, 2013
   Class Y Shares                          Contractual         0.58%    June 6, 2011         June 30, 2013

Invesco Van Kampen New York
Tax Free Income Fund*
   Class A Shares                          Contractual         0.78%    February 12, 2010    June 30, 2012
   Class B Shares                          Contractual         1.53%    February 12, 2010    June 30, 2012
   Class C Shares                          Contractual         1.53%    February 12, 2010    June 30, 2012
   Class Y Shares                          Contractual         0.53%    February 12, 2010    June 30, 2012

-----------------------
(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(3) In addition upon closing of a reorganization with Van Kampen 2010 Retirement Strategy and Van Kampen 2015 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.38%, 1.13%, 0.63% and 0.13% for Class A5, C5, R5 and Y, respectively.

(4) In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(5) In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(6) In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(7) In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(8) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(9) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(10) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(12) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                              as of June 6, 2011

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1),(2)

                          SHORT-TERM INVESTMENTS TRUST

                                         CONTRACTUAL/       EXPENSE      EFFECTIVE DATE OF        EXPIRATION
FUND                                      VOLUNTARY        LIMITATION      CURRENT LIMIT             DATE
-----------------------------------     -------------     ------------   -----------------   --------------------
Government & Agency Portfolio
   Cash Management Class                Contractual       0.22%(2)       July 1, 2009        December 31, 2011
   Corporate Class                      Contractual       0.17%          July 1, 2009        December 31, 2011
   Institutional Class                  Contractual       0.14%          July 1, 2009        December 31, 2011
   Personal Investment Class            Contractual       0.69%(2)       July 1, 2009        December 31, 2011
   Private Investment Class             Contractual       0.44%(2)       July 1, 2009        December 31, 2011
   Reserve Class                        Contractual       1.01%(2)       July 1, 2009        December 31, 2011
   Resource Class                       Contractual       0.30%(2)       July 1, 2009        December 31, 2011

Government TaxAdvantage Portfolio
   Cash Management Class                Contractual       0.22%(2)       July 1, 2009        December 31, 2011
   Corporate Class                      Contractual       0.17%          July 1, 2009        December 31, 2011
   Institutional Class                  Contractual       0.14%          July 1, 2009        December 31, 2011
   Personal Investment Class            Contractual       0.69%(2)       July 1, 2009        December 31, 2011
   Private Investment Class             Contractual       0.39%(2)       July 1, 2009        December 31, 2011
   Reserve Class                        Contractual       1.01%(2)       July 1, 2009        December 31, 2011
   Resource Class                       Contractual       0.30%(2)       July 1, 2009        December 31, 2011

Liquid Assets Portfolio
   Cash Management Class                Contractual       0.22%(2)       July 1, 2009        December 31, 2011
   Corporate Class                      Contractual       0.17%          July 1, 2009        December 31, 2011
   Institutional Class                  Contractual       0.14%          July 1, 2009        December 31, 2011
   Personal Investment Class            Contractual       0.69%(2)       July 1, 2009        December 31, 2011
   Private Investment Class             Contractual       0.44%(2)       July 1, 2009        December 31, 2011
   Reserve Class                        Contractual       1.01%(2)       July 1, 2009        December 31, 2011
   Resource Class                       Contractual       0.34%          July 1, 2009        December 31, 2011

STIC Prime Portfolio
   Cash Management Class                Contractual       0.22%(2)       July 1, 2009        December 31, 2011
   Corporate Class                      Contractual       0.17%          July 1, 2009        December 31, 2011
   Institutional Class                  Contractual       0.14%          July 1, 2009        December 31, 2011
   Personal Investment Class            Contractual       0.69%(2)       July 1, 2009        December 31, 2011
   Private Investment Class             Contractual       0.44%(2)       July 1, 2009        December 31, 2011
   Reserve Class                        Contractual       1.01%(2)       July 1, 2009        December 31, 2011
   Resource Class                       Contractual       0.30%(2)       July 1, 2009        December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class                Contractual       0.33%(2)       July 1, 2009        December 31, 2011
   Corporate Class                      Contractual       0.28%          July 1, 2009        December 31, 2011
   Institutional Class                  Contractual       0.25%          July 1, 2009        December 31, 2011
   Personal Investment Class            Contractual       0.80%(2)       July 1, 2009        December 31, 2011
   Private Investment Class             Contractual       0.50%(2)       July 1, 2009        December 31, 2011
   Reserve Class                        Contractual       1.12%(2)       July 1, 2009        December 31, 2011
   Resource Class                       Contractual       0.41%(2)       July 1, 2009        December 31, 2011

Treasury Portfolio(3)
   Cash Management Class                Contractual       0.22%(2)       July 1, 2009        December 31, 2011
   Corporate Class                      Contractual       0.17%          July 1, 2009        December 31, 2011
   Institutional Class                  Contractual       0.14%          July 1, 2009        December 31, 2011
   Personal Investment Class            Contractual       0.69%(2)       July 1, 2009        December 31, 2011
   Private Investment Class             Contractual       0.44%(2)       July 1, 2009        December 31, 2011
   Reserve Class                        Contractual       1.01%(2)       July 1, 2009        December 31, 2011
   Resource Class                       Contractual       0.30%(2)       July 1, 2009        December 31, 2011

----------
(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                              as of June 6, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
---------------------------------------------   -----------          -----------    -----------------          ------------------

Invesco V.I. Balanced-Risk Allocation Fund(1)

Series I Shares                                 Contractual          0.70%          December 22, 2010          June 30, 2013

Series II Shares                                Contractual          0.95%          December 22, 2010          June 30, 2013

Invesco V.I. Basic Value Fund
Series I Shares                                 Contractual          1.30%           January 1, 2005           April 30, 2012

Series II Shares                                Contractual          1.45%           January 1, 2005           April 30, 2012

Invesco V.I. Capital Appreciation Fund
Series I Shares                                 Contractual          1.30%           January 1, 2005           April 30, 2012

Series II Shares                                Contractual          1.45%           January 1, 2005           April 30, 2012

Invesco V.I. Capital Development Fund
Series I Shares                                 Contractual          1.30%           January 1, 2005           June 30, 2012

Series II Shares                                Contractual          1.45%           January 1, 2005           June 30, 2012

Invesco V.I. Core Equity Fund
Series I Shares                                 Contractual          1.30%           January 1, 2005           April 30, 2012

Series II Shares                                Contractual          1.45%           January 1, 2005           April 30, 2012

Invesco V.I. Diversified Income Fund
Series I Shares                                 Contractual          0.75%            July 1, 2005             April 30, 2012

Series II Shares                                Contractual          1.00%            July 1, 2005             April 30, 2012

Invesco V.I. Dividend Growth Fund*
Series I Shares                                 Contractual          0.67%          February 12, 2010          June 30, 2012

Series II Shares                                Contractual          0.92%          February 12, 2010          June 30, 2012
Invesco V.I. Global Health Care Fund
Series I Shares                                 Contractual          1.30%           April 30, 2004            April 30, 2012

Series II Shares                                Contractual          1.45%           April 30, 2004            April 30, 2012

Invesco V.I. Global Real Estate Fund
Series I Shares                                 Contractual          1.30%           April 30, 2004            April 30, 2012

Series II Shares                                Contractual          1.45%           April 30, 2004            April 30, 2012

Invesco V.I. Government Securities Fund
Series I Shares                                 Contractual          0.60%             May 2, 2011             June 30, 2012

Series II Shares                                Contractual          0.85%             May 2, 2011             June 30, 2012

----------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                              as of June 6, 2011

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
------------------------------------            -----------          -----------    -----------------          ------------------
Invesco V.I. High Yield Fund
Series II Shares                                Contractual          0.80%             May 2, 2011             June 30, 2013

Series II Shares                                Contractual          1.05%             May 2, 2011             June 30, 2013

Invesco V.I. High Yield Securities Fund*
Series I Shares                                 Contractual          1.75%          February 12, 2010          June 30, 2012

Series II Shares                                Contractual          2.00%          February 12, 2010          June 30, 2012

Invesco V.I. International Growth Fund
Series I Shares                                 Contractual          1.11%             May 2, 2011             June 30, 2012

Series II Shares                                Contractual          1.36%             May 2, 2011             June 30, 2012

Invesco V.I. Leisure Fund
Series I Shares                                 Contractual          1.01%           April 30, 2004            April 30, 2012

Series II Shares                                Contractual          1.26%           April 30, 2004            April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
Series I Shares                                 Contractual          1.30%         September 10, 2001          April 30, 2012

Series II Shares                                Contractual          1.45%         September 10, 2001          April 30, 2012

Invesco V.I. Money Market Fund
Series I Shares                                 Contractual          1.30%           January 1, 2005           April 30, 2012

Series II Shares                                Contractual          1.45%           January 1, 2005           April 30, 2012

Invesco V.I. S&P 500 Index Fund*
Series I Shares                                 Contractual          0.28%          February 12, 2010          June 30, 2012

Series II Shares                                Contractual          0.53%          February 12, 2010          June 30, 2012

Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund*
Series I Shares                                 Contractual          0.37%          February 12, 2010          June 30, 2012

Series II Shares                                Contractual          0.62%          February 12, 2010          June 30, 2012

Invesco V.I. Small Cap Equity Fund
Series I Shares                                 Contractual          1.15%            July 1, 2005             April 30, 2012


Series II Shares                                Contractual          1.40%            July 1, 2005             April 30, 2012

Invesco V.I. Technology Fund
Series I Shares                                 Contractual          1.30%           April 30, 2004            April 30, 2012

Series II Shares                                Contractual          1.45%           April 30, 2004            April 30, 2012

Invesco V.I. Utilities Fund
Series I Shares                                 Contractual          0.93%         September 23, 2005          April 30, 2012

Series II Shares                                Contractual          1.18%         September 23, 2005          April 30, 2012

Invesco Van Kampen V.I.
Capital Growth Fund*
Series I Shares                                 Contractual          0.84%          February 12, 2010          June 30, 2012

                                                              as of June 6, 2011

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF            EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
------------------------------------            -----------          -----------    -----------------          --------------
Series II Shares                                Contractual          1.09%          February 12, 2010          June 30, 2012

Invesco Van Kampen V.I.
Comstock Fund*
Series I Shares                                 Contractual          0.62%          February 12, 2010          June 30, 2012

Series II Shares                                Contractual          0.87%          February 12, 2010          June 30, 2012

Invesco Van Kampen V.I.
Equity and Income Fund*
Series I Shares                                 Contractual          0.70%(2)       February 12, 2010          June 30, 2012

Series II Shares                                Contractual          0.75%          February 12, 2010          June 30, 2012

Invesco Van Kampen V.I.
Global Value Equity Fund*
Series I Shares                                 Contractual          0.94%             May 2, 2011             June 30, 2012

Series II Shares                                Contractual          1.19%             May 2, 2011             June 30, 2012

Invesco Van Kampen V.I.
Growth and Income Fund*
Series I Shares                                 Contractual          0.62%          February 12, 2010          June 30, 2012

Series II Shares                                Contractual          0.87%          February 12, 2010          June 30, 2012

Invesco Van Kampen V.I.
Mid Cap Growth Fund*
Series I Shares                                 Contractual          1.01%          February 12, 2010          June 30, 2012

Series II Shares                                Contractual          1.26%          February 12, 2010          June 30, 2012

Invesco Van Kampen V.I.
Mid Cap Value Fund*
Series I Shares                                 Contractual          1.18%(2)       February 12, 2010          June 30, 2012

Series II Shares                                Contractual          1.28%          February 12, 2010          June 30, 2012

----------
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                              as of June 6, 2011

                       EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
------------------------------------            -----------          -----------    -----------------          ------------------
Invesco California Insured                      Contractual          0.67%          June 1, 2010               June 30, 2012
Municipal Income Trust


                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
------------------------------------            -----------          -----------    -----------------          ------------------
Invesco California Quality                      Contractual          0.70%          June 1, 2010               June 30, 2012
Municipal Securities

                         INVESCO HIGH YIELD FUND, INC.

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco High Yield Investment Funds, Inc.       Contractual          0.98%          June 1, 2010               June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Insured California                      Contractual          0.70%          June 1, 2010               June 30, 2012
Municipal Securities

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Insured Municipal Bond Trust            Contractual          1.00%          June 1, 2010               June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Insured Municipal Income Trust          Contractual          0.64%          June 1, 2010               June 30, 2012


                      INVESCO INSURED MUNICIPAL SECURITIES

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Insured Municipal Securities            Contractual          0.54%          June 1, 2010               June 30, 2012

                                                              as of June 6, 2011

                        INVESCO INSURED MUNICIPAL TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Insured Municipal Trust                 Contractual          0.66%          June 1, 2010               June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Municipal Income Opportunities Trust    Contractual          0.73%          June 1, 2010               June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Municipal Income                        Contractual          0.73%          June 1, 2010               June 30, 2012
Opportunities Trust II

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Municipal Income                        Contractual          0.84%          June 1, 2010               June 30, 2012
Opportunities Trust III

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Municipal Premium Income Trust          Contractual          1.03%          June 1, 2010               June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco New York Quality Municipal Securities   Contractual          0.80%          June 1, 2010               June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Prime Income Trust                      Contractual          1.32%          June 1, 2010               June 30, 2012

                                                              as of June 6, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Quality Municipal Income Trust          Contractual          0.70%          June 1, 2010               June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Quality Municipal Investment Trust      Contractual          0.70%   June 1, 2010                      June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                                CONTRACTUAL/           EXPENSE      EFFECTIVE DATE OF             EXPIRATION
FUND                                             VOLUNTARY           LIMITATION      CURRENT LIMIT                  DATE
-----------------------------------------       ------------         -----------    -----------------          ------------------
Invesco Quality Municipal Securities            Contractual          0.66%          June 1, 2010               June 30, 2012

----------
(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.